UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                     FORM 8K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 20, 2006

                        Commission File Number: 333-11625

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                       CAPITAL ALLIANCE INCOME TRUST LTD.,
                         A REAL ESTATE INVESTMENT TRUST

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             (Exact name of registrant as specified in its charter)




         Delaware                                              94-3240473
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(State or other Jurisdiction                                (I.R.S. Employer
    of incorporation)                                    Identification Number)

  100 Pine Street
  Suite 2450
  San Francisco, California                                   94111
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  (Address of principal executive office)                     (zip code)

                                 (415) 288-9575
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CRF
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange
    Act (17 CRF 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

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Item 8.01        Other Event

On June 20, 2006, Capital Alliance Income Trust, Ltd. announced its first quarter results. A copy of the press release is attached as Exhibit 99.1.




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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                  CAPITAL ALLIANCE INCOME TRUST, LTD.,
                  A Real Estate Investment Trust


Dated: June 20, 2006                         By: /s/ Richard Wrensen
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                                                 Richard J. Wrensen,
                                                 Chief Financial Officer